EXECUTION VERSION 751248203 19620050 FIFTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT This FIFTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of March 14, 2023, is entered into by and among the following parties: (i) O&M FUNDING LLC, as Borrower (the “Borrower”); (ii) OWENS & MINOR MEDICAL, INC., as initial Servicer (the “Servicer”); (iii) REGIONS BANK, as a Lender (“Regions”); (iv) CAPITAL ONE BANK, as a Lender (“Capital One”); (v) BANK OF AMERICA, N.A., as a Lender (“BofA”); and (vi) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender and Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below. BACKGROUND A. The parties hereto and PNC Capital Markets LLC (the “Structuring Agent”) have entered into a Receivables Financing Agreement, dated as of February 19, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”). B. Concurrently herewith, the Borrower, the Administrative Agent, the Structuring Agent, Regions, Capital One and BofA are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”). C. Concurrently herewith, the Borrower, the Servicer, the Administrative Agent, Regions, Capital One and BofA are entering into that certain letter agreement re: Excluded Obligors, dated as of the date hereof (the “Excluded Obligor Letter Agreement”) D. Concurrently herewith, the Borrower, as seller, and Owens & Minor Distribution, Inc., as buyer, are entering into that certain Assignment Agreement acknowledged by the Administrative Agent, dated as of the date hereof (the “Assignment Agreement”). E. Concurrently herewith, the Borrower, the Servicer, the Administrative Agent and JPMorgan Chase Bank, N.A. are entering into that certain Intercreditor Agreement (the “Intercreditor Agreement”). F. The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

2 751248203 19620050 NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows: SECTION 1. Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended as follows: (a) The definition of “Eligible Receivable”, as set forth in Article 1.01 of the Receivables Financing Agreement, is hereby amended by adding a new clause (x) thereto as follows: (x) the Obligor of which is not an Excluded Obligor. (b) The definition of “Excluded Receivable”, as set forth in Article 1.01 of the Receivables Financing Agreement, is hereby amended and restated as follows: “Excluded Receivable” shall mean any Receivable (without giving effect to the proviso set forth in the definition of “Receivable”): (a) arising under the Warehousing and Distribution Services Agreement, between Owens & Minor Distribution, Inc. (“OMD”) and Johnson and Johnson Healthcare Systems Inc. (“J&J”), signed by OMD on May 3, 2019 and countersigned by J&J on May 11, 2019; or (b) the Obligor of which is an Excluded Obligor. (c) The definition of “Transaction Document”, as set forth in Article 1.01 of the Receivables Financing Agreement, is hereby amended and restated as follows: “Transaction Documents” means this Agreement, the Purchase and Sale Agreement, the Account Control Agreements, the Fee Letter, each Intercompany Loan Agreement, the Performance Guaranty, the Accounts Side Letter, the Excluded Obligor Letter Agreement, the Intercreditor Agreement and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement. (d) The following definitions are added to Article 1.01 of the Receivables Financing Agreement in the appropriate alphabetical order: “Excluded Obligor” means each Obligor designated as an “Excluded Obligor” pursuant to the Excluded Obligor Letter Agreement. “Excluded Obligor Letter Agreement” means that certain letter agreement re: Excluded Obligors, dated as of March 14, 2023, among the Borrower, the Servicer, the Lenders and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

3 751248203 19620050 “Intercreditor Agreement” means that certain intercreditor agreement, dated as of March 14, 2023, among the Borrower, the Servicer, the Administrative Agent and JPMorgan Chase Bank, N.A., as the same may be amended, restated, supplemented or otherwise modified from time to time. (e) Section 8.01(h) of the Receivables Financing Agreement is hereby amended by adding the following proviso to the end of the fifth sentence thereof: ; provided, that until June 12, 2023, the Borrower may permit proceeds of Excluded Receivables to be deposited in the Collections Account or Sweep Account so long as the Intercreditor Agreement is in full force and effect and the Servicer is in compliance with the terms thereof. (f) Section 8.02(g) of the Receivables Financing Agreement is hereby amended by adding the following proviso to the end of the fourth sentence thereof: ; provided, that until June 12, 2023, the Servicer may permit proceeds of Excluded Receivables to be deposited in the Collections Account or Sweep Account so long as the Intercreditor Agreement is in full force and effect and the Servicer is in compliance with the terms thereof. SECTION 2. Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows: (a) Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof. (b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms. (c) No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing or would occur as a result of this Amendment or the transactions contemplated hereby. SECTION 3. Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either

4 751248203 19620050 expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof, upon receipt by the Administrative Agent of: (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; (b) counterparts of the Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto; (c) counterparts of the Excluded Obligor Letter Agreement (whether by facsimile or otherwise) executed by each of the parties thereto; (d) counterparts of the Intercreditor Agreement (whether by facsimile or otherwise) executed by each of the parties thereto; (e) evidence received by the Administrative Agent that the “Upfront Fee” under and as defined in the Fee Letter has been paid in full in accordance with the terms of the Fee Letter; (f) counterparts of the Assignment Agreement (whether by facsimile or otherwise) executed by each of the parties thereto; and (g) a pro forma Information Package giving effect to the transactions contemplated hereby demonstrating that no Borrowing Base Deficit exists. SECTION 5. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 6. Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement. SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. SECTION 8. GOVERNING LAW AND JURISDICTION. (a) THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN

5 751248203 19620050 ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK). (b) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof. SECTION 10. Consents. Each of the Persons party hereto hereby (i) acknowledges that it has received a copy of the Assignment Agreement and (ii) consents to the execution and delivery of the Assignment Agreement by each of the Persons party thereto. [SIGNATURE PAGES FOLLOW]

Owens & Minor/PNC: Fifth Amendment to the Receivables Financing Agreement 751248203 19620050 PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: ________________________________________ Name: Title: PNC BANK, NATIONAL ASSOCIATION, as Lender By: ________________________________________ Name: Title: Senior Vice President Christopher Blaney Senior Vice President Christopher Blaney